UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported)
                          May 23, 2001 (May 15, 2001)


                                   FNB CORPORATION
                 (Exact Name of Registrant as Specified in Its Charter)




         Virginia                        000-24141               54-1791618
(State of other jurisdiction     (Commission File Number)     (I.R.S.Employer
 of incorporation or                                           Identification
 organization)                                                 No.)




                                   105 Arbor Drive
                           Christiansburg, Virginia 24068
                       (Address of principal executive offices)
                           (Registrant's telephone number,
                         including area code): (540-382-4951)




            (Former name or former address, if changed since last report)

Item 5.  Other Events

(a) As explained in the attached press release, FNB Corporation ("FNB") and CNB Holdings, Inc. ("CNB") announced on May 15, 2001, the expiration of their Agreement and Plan of Merger by its terms.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB CORPORATION,
                                         REGISTRANT




Date: May 23, 2001                  By  /s/  J. Daniel Hardy, Jr.
                                        J. Daniel Hardy, Jr.
                                        President and Chief Executive Officer



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